Exhibit 10.3
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of                                          ___, 2010 by and among the Company (as defined below) and the investors listed on Exhibit A to this Agreement (each an “Investor” and collectively, the “Investors”).
RECITALS
     WHEREAS, the form of this Agreement was submitted as a part of the Signature Group Holdings, LLC’s Chapter 11 Fourth Amended Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent, Dated June 8, 2010 (the “Plan”), which provides for the reorganization of Fremont General Corporation, a Nevada Corporation (as reorganized pursuant to the Plan and now known as Signature Group Holdings, Inc., the “Company”); and
     WHEREAS, in connection with the consummation of the transactions contemplated by the Plan, including the sale of Common Stock and Warrants to the Investors, the parties desire to enter into this Agreement in order to grant certain registration rights to the Investors as set forth below.
     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1 GENERAL
     1.1 Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Plan. As used in this Agreement, the following terms shall have the following respective meanings:
     “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular person or entity.
     “Common Stock” means shares of common stock, $0.01 par value per share, of the Company.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, or similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
     “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
     “Holder” means any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 2.8 hereof.
     “Person” means any individual, corporation, partnership, joint venture, limited liability company, business trust, joint stock company, trust or unincorporated organization or any government or any agency or political subdivision thereof.
     “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement.
     “Registrable Securities” means (a) the Shares; and (b) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, preferred stock or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares held by the Holders provided, however, that Registrable Securities shall not include any shares of Common Stock (i) which have been sold to the public by a Holder either pursuant to a registration statement or Rule 144 under the Securities Act; (ii) which have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned in compliance with the terms of this Agreement; or (iii) which may be sold pursuant to Rule 144 and otherwise without restriction or limitation pursuant to Rule 144 (or any successor thereto) under the Securities Act, after taking into account any Holders’ status as an Affiliate of the Company as determined by counsel to the Company pursuant to a written opinion letter addressed to the Company’s transfer agent to such effect.
     “Registrable Securities then outstanding” shall be the number of shares determined by calculating the total number of shares of Common Stock that are Registrable Securities issued and outstanding.
     “Registration Expenses” shall mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement (including any Mandatory Registration or Shelf Registration), including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, and fees and expenses of underwriters (excluding discounts and commissions) and any other Persons retained by the Company, but shall not include Selling Expenses, certain fees and disbursements of counsel for the Holders (except as set forth below) and the compensation of regular employees of the Company, which shall be paid in any event by the Company.
     “SEC” or “Commission” means the Securities and Exchange Commission.
     “Securities Act” shall mean the Securities Act of 1933, as amended, or similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
     “Selling Expenses” shall mean all underwriting discounts, selling commissions, fees of underwriters, selling brokers, dealer managers and similar securities industry professionals and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).
     “Shares” mean shares of Common Stock to be issued by the Company to the Investors in accordance with the terms of the Plan or the Warrants.
     “Trading Day” means a day on which the principal securities exchange or automated quotation system upon which the Registrable Securities are then listed for public trading) shall be open for business.
     “Warrants” means the warrants issued pursuant to the Plan to the Investors, to purchase an aggregate of 15,000,000 shares of Common Stock.

SECTION 2 REGISTRATION
     2.1 Registration
          (a) In accordance with the requirements of Section 2.3 below, the Company shall use its commercially reasonable efforts to file with the SEC, and to cause to be declared effective by the SEC, a registration statement on the applicable SEC form with respect to the resale from time to time, whether underwritten or otherwise, of the Registrable Securities by the Holders thereof. The Company shall also use its commercially reasonable efforts to maintain the effectiveness of the registration effected pursuant to this Section 2.1 and keep such registration statement free of any material misstatements or omissions at all times, subject only to the limitations on effectiveness set forth below. The registration contemplated by this Section 2.1 is referred to herein as the “Mandatory Registration.” The Mandatory Registration shall be filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect) (a “Shelf Registration”). The Company shall use its commercially reasonable efforts to cause the registration statement filed on Form S-3 or any similar short-form registration as the Company may elect to remain effective until such date (the “Shelf Termination Date”) as is the earlier of (i) the date on which all Registrable Securities included in the registration statement shall have been sold or shall have otherwise ceased to be Registrable Securities and (ii) the date on which all remaining Registrable Securities may be sold pursuant to Rule 144 and otherwise without restriction or limitation pursuant to Rule 144 (or any successor thereto) under the Securities Act, after taking into account any Holders’ status as an Affiliate of the Company as determined by counsel to the Company pursuant to a written opinion letter addressed to the Company’s transfer agent to such effect. If the Company is not then eligible to register for resale the Registrable Securities on Form S-3, such registration shall be on another appropriate form in accordance herewith. In the event the Mandatory Registration must be effected on Form S-1 or any similar long-form registration as the Company may elect, the Company shall use commercially reasonable efforts to file such registration as a Shelf Registration and the Company shall use its commercially reasonable efforts to keep such registration current and effective, including by filing periodic post-effective amendments to update the financial statements contained in such registration statement in accordance with Regulation S-X promulgated under the Securities Act until the Shelf Termination Date. By 9:30 a.m. on the Trading Day immediately following the effective date of the applicable registration statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such registration statement.
          (b) Without the written consent of the Investors, the Company shall not include securities, whether on behalf of itself or any other person, other then the Registrable Securities on any registration statement filed pursuant to this Section 2.
          (c) Notwithstanding anything to the contrary contained in this Agreement, in the event the Commission seeks to characterize any offering pursuant to a Mandatory Registration filed pursuant to this Agreement as constituting an offering of securities by or on behalf of the Company, or in any other manner, such that the Commission does not permit such registration statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Holders participating therein (or as otherwise may be acceptable to each Holder) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such registration statement until such time as the Commission shall so permit such registration statement to become effective as aforesaid. In making such reduction, the Company shall then reduce the number of shares to be included by all Holders of Registrable Securities on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each such Holder). As soon as reasonably practicable thereafter (as permitted by the

Commission), the Company shall register the additional Registrable Securities on such additional registration statements as may be required to register the resale of all of the Registrable Securities (to the extent it can without causing the foregoing problem). In no event shall a Holder be required to be named as an “underwriter” in a registration statement without such Holder’s prior written consent.
     2.2 Expenses of Registration. All reasonable Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Holders of the Registrable Securities so registered pro rata on the basis of the number of shares so registered.
     2.3 Additional Obligations of the Company. The Company shall:
          (a) After the closing of the sale of the Common Stock and the Warrant (the “Closing Date”), prepare and file with the SEC a registration statement on Form S-3 (or on Form S-1, if the Company is not eligible to use Form S-3), and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective within six (6) months after the Closing Date (provided that at least three (3) Trading Days before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, and the Company shall in good faith consider any reasonable comments of such counsel).
          (b) Promptly notify the Holders (i) when the Company has been notified by the Commission whether or not a registration statement or any amendment thereto will be subject to a review by the Commission and (ii) if reviewed, when the Company has been notified by the Commission that a registration statement or amendment thereto will not be subject to further review. Upon the request of a Holder, the Company shall provide such Holder true and complete copies of all correspondence from and to the Commission relating to a registration statement (with all material, non-public information regarding the Company redacted from such copies). The Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to the registration statement or any amendments thereto. The Company shall promptly file with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act after the Company is notified (orally or in writing, whichever is earlier) by the Commission that a registration statement will not be reviewed, or will not be subject to further review, such that the Registration Statement shall be declared effective no later than seven (7) Trading Days after such notification.
          (c) Furnish to the Investors and Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.
          (d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders unless an exemption from registration and qualification exists; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, file a general consent to service of process or subject itself to general taxation in any such states or jurisdictions.
          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Investor and/or Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.
          (f) Promptly notify each Investor who holds, and each Holder of Registrable Securities covered by the registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (provided that in no event shall such notice contain any material, non-public information regarding the Company) and, the Company shall promptly prepare and furnish to each such Holder a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.
          (g) Use its commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent registered public accountants of the Company, in form and substance as is customarily given by independent registered public accountants to underwriters in an underwritten public offering addressed to the underwriters.
          (h) Use its commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in the United States, and (ii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order.
          (i) Use its commercially reasonable efforts to cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and, registered in such names as the Holders may request.
          (j) Provide and cause to be maintained a registrar and transfer agent for all Registrable Securities covered by any registration statement from and after a date not later than the effective date of such registration statement.
          (k) Use its commercially reasonable efforts to maintain eligibility to use Form S-3 (or any successor form thereto) for the registration of the resale of the Registrable Securities.
          (l) Not, nor shall any Subsidiary or affiliate thereof, identify any Investor as an underwriter in any public disclosure or filing with the SEC without the Investor’s written consent, and any Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other transaction document contemplated by the Plan.

     2.4 Suspension of Sales. Upon receipt of written notice from the Company that the registration statement or a prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (a “Misstatement”), each Investor who holds, and each Holder of, Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Investor and/or Holder has received copies of the supplemented or amended prospectus that corrects such Misstatement, or until such Investor and/or Holder is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, such Investor and/or Holder shall deliver to the Company all copies, other than permanent file copies then in such Investor’s or Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company will not suspend the sales under the prospectus more than two times in any three hundred-sixty-five (365) day period and the total number of days that any such suspension may be in effect in any three hundred-sixty-five (365) day period shall not exceed 90 days.
     2.5 Termination of Registration Rights. An Investor’s and a Holder’s registration rights shall expire if all Registrable Securities held by such Investor or Holder (and its Affiliates, partners, members and former members) may be sold pursuant to Rule 144 without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 (or any successor thereto) under the Securities Act, after taking into account any Holder’s status as an Affiliate of the Company as determined by counsel to the Company pursuant to a written opinion letter addressed to the Company’s transfer agent to such effect (provided at least 12 months have lapsed since the Registrable Securities were acquired form the Company, as calculated in accordance with Rule 144). Termination of such registration rights shall be conditioned upon the Company’s action to remove the restrictive legends from any Registrable Securities held by such Investor or Holder and the reissuance of unlegended certificates, in physical or electronic format, to such Investor or Holder.
     2.6 Furnishing Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1 or 2.3 that the selling Investors and/or Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.
     2.7 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:
          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor, Holder, any underwriter (as defined in the Securities Act) for such Investor or Holder and each person, if any, who controls such Investor or Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the registration of the Registrable Securities; and the Company will pay to each such Investor, Holder, underwriter or controlling person, as accrued any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration statement by any such Investor, Holder, underwriter or controlling person or any failure of such person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner.
          (b) To the extent permitted by law and provided that such Holder is not entitled to indemnification pursuant to Section 2.7(a) above with respect to such matter, each selling Investor or Holder (severally and not jointly) will indemnify and hold harmless the Company, each of its directors, officers, persons, if any, who control the Company within the meaning of the Securities Act, any underwriter, any other Investor or Holder selling securities in such registration statement and any controlling person of any such underwriter or other Investor or Holder, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any (i) untrue statement or alleged untrue statement of a material fact regarding such Holder and provided in writing by such Holder which is contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, in each case to the extent (and only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto, in reliance upon and in conformity with written information furnished by such Investor or Holder expressly for use in connection with such registration statement; and each such Investor or Holder will pay, as accrued, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 2.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action as a result of such Holder’s untrue statement or omission; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor or Holder (which consent shall not be unreasonably withheld); provided, that, (x) the indemnification obligations in this Section 2.7(b) shall be individual and ratable not joint and several for each Holder and (y) in no event shall the aggregate of all indemnification payments by any Investor and/or Holder under this Section 2.7(b) exceed the net proceeds from the offering received by such Investor and/or Holder.
          (c) Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if (i) the indemnifying party shall have failed to assume the defense of such claim within seven (7) days after receipt of notice of the claim and to employ counsel reasonably satisfactory to such indemnified party, as the case may be; or (ii) in the reasonable opinion of counsel retained by the indemnifying party, representation of such indemnified party by such counsel would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party reasonably apprised of the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, except to the extent such failure to give notice has a material adverse effect on the ability of the indemnifying party to defend such action.
          (d) If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Investor or Holder will be obligated to contribute pursuant to this Section 2.7(d) will be limited to an amount equal to the per share public offering price (less any underwriting discount and commissions) multiplied by the number of shares of Registrable Securities sold by such Investor or Holder pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Investor or Holder has otherwise been required to pay in respect of such loss, liability, claim, damage, or expense or any substantially similar loss, liability, claim, damage, or expense arising from the sale of such Registrable Securities). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.
          (e) The obligations of the Company and Holders under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.
     2.8 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by an Investor or Holder to a transferee or assignee of Registrable Securities to which (a) such transferee is an investment advisory client, Affiliate, subsidiary or parent company, family member or family trust for the benefit of a party hereto, (b) such transferee shares a common discretionary investment advisor with such Investor or Holder, or (c) such transferee or transferees are partners or members of an Investor or Holder, who agree to act through a single representative; provided, however, (i) the transferor shall furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.
     2.9 Rule 144 Reporting. With a view to making available to the Investors and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:
          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;
          (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and
          (c) so long as an Investor or Holder owns any Registrable Securities, furnish to such Investor or Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as an Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.
     2.10 Obligations of the Holders
          (a) Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. In connection therewith, upon the execution of this Agreement, each Holder shall complete, execute and deliver to the Company a selling securityholder notice and questionnaire in form reasonably satisfactory to the Company. At least five (5) business days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of any additional information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in the Registration Statement. A Holder shall provide such information to the Company at least two (2) business days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in the Registration Statement.
          (b) Each Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.
          (c) Each Holder covenants and agrees that it shall comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement.
SECTION 3 MISCELLANEOUS
     3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
     3.2 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.
     3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
     3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.
     3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
     3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.
     3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
     3.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by any Investors which are Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
     3.10 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

“COMPANY”

By:
Name:
Title:

“INVESTOR”

By:
Name:
Title:

Exhibit A